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                    AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT



AMENDMENT NO. 1 dated as of March 18, 1997 between CHIRON CORPORATION (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank").

                                W I T N E S S E T H :

WHEREAS, the parties hereto have heretofore entered in a Revolving Credit Agreement dated as of March 23, 1996 (as heretofore amended, the "Agreement");

WHEREAS, the parties hereto desire to amend the Agreement to extend the term hereof and amend the Guaranty thereunder.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

SECTION 2. Section 1 of the Agreement is amended by replacing the date March 22, 1997 with the date March 21, 1998.

SECTION 3. REPRESENTATIONS. The Borrower hereby confirms and repeats each of the representations and warranties set forth in the Agreement on and as of the date of this Amendment No. 1 as if made on and as of such date and as if each reference therein to the Agreement referred to the Agreement as modified hereby, and represents and warrants that no Event of Default or other event, which with the giving of notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing.

SECTION 4. AGREEMENT AS AMENDED. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

SECTION 5. GOVERNING LAW. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment No. 1 shall become effective as of the date (i) the Bank shall have received a duly executed counterpart hereof signed by the Borrower and (ii) the Bank shall have received from Novartis A.G. (successor to Ciba-Geigy Limited, (the "Guarantor") an unconditional guaranty of up to $50,000,000 of the Borrower's principal payment obligations hereunder and under the Note, along with a legal opinion as to the enforceability thereof.


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IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment No. 1 to be duly executed as of the date first above written.

                                            CHIRON CORPORATION

                                            By: /s/ JE Kent
                                                ----------------------------
                                                Name:
                                                Title: VP and Treasurer

                                            MORGAN GUARANTY TRUST COMPANY
                                                     OF NEW YORK

                                            By: /s/ Diana H. Imhof
                                                ----------------------------
                                                Name: Diana H. Imhof
                                                Title: Vice President